SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 30, 2002
                                                        ------------------

                    ASSOCIATED AUTOMOTIVE GROUP INCORPORATED
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



            Florida                   0-24681                65-0816177
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File          (IRS Employer
      or incorporation)               Number)           Identification No.)



             2600 South Federal Highway, Delray Beach, Florida 33483
             -------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code (561) 279-8700
                                                          --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Information
         -----------------

         Two of the Company's recently appointed directors, Michael Shea and Patrick Donohue, have resigned for personal reasons. Mr. Shea and Mr. Donohue had no disagreements with the Company on any matters relating to the Company's operations, policies, nor practices.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ASSOCIATED AUTOMOTIVE GROUP INCORPORATED

                                     /s/David Jacoby
                                     -------------------------------------------
                                     David Jacoby, Vice President


Dated: November 12, 2002






























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